Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Obligations and Cost (Detail) - Pension Plan, Defined Benefit [Member]
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Defined Benefit Plan Disclosure [Line Items]
Discount rate	2.40%	2.10%
Rate of compensation increase	2.70%	2.40%
Net periodic benefit cost Discount rate	2.30%	2.80%
Rate of compensation increase	2.60%	2.40%
Expected return on plan assets	4.10%	4.60%